UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, the "Company", "we", "us" and the like) are engaged in providing merchandising services in the U.S.A. and abroad. Substantially all of those merchandising services are provided in the United States by SGRP's subsidiary, SPAR Marketing Force, Inc. ("SMF"). Historically, SMF has contracted for the provision of substantially all of the necessary field administrators from its affiliate, SPAR Administrative Services, Inc., formerly known as SMSI and SPAR Management Services, Inc. ("SAS").

The Amended and Restated Field Management Agreement between SAS and SMF dated as of January 1, 2004 (the "Prior SAS Agreement"), defined and provided for reimbursable expenses and established the "Cost Plus Fee" arrangement where the Company paid SAS for its costs of providing those services plus a fixed percentage of such reimbursable expenses (the "Cost Plus Fee"), which was 4% under the Prior SAS Agreement. Although the Prior SAS Agreement was not extended beyond November 30, 2014, the parties continued to work under its terms while they negotiated a new agreement.

On June 14, 2016, SAS and SMF entered into a new Field Administration Agreement (the "SAS Agreement"), a copy of which is being filed herewith as Exhibit 99.1. In order to provide continuity with the Prior SAS Agreement, the SAS Agreement is effective and governs the relationship of the parties as of December 1, 2014, and amends, restates and completely replaces the Prior Agreement. The SAS Agreement more clearly defines reimbursable expenses, exclusions and procedures and continues the indemnifications and releases provided by the Prior SAS Agreement (which were and are comparable to those applicable to SGRP's directors and executive officers under its By-Laws and applicable law). Significantly, the SAS Agreement reduced the Cost Plus Fee from 4% to 2% effective as of June 1, 2016, which the Company expects will save it at least $80,000 annually (when compared to the 4% Cost Plus Fee under the Prior SAS Agreement), assuming comparable reimbursable expenses.

SAS is an affiliate of SGRP but is not part of the consolidated Company. Mr. William H. Bartels, a Director and the Vice Chairman of the Company and a major stockholder of SGRP, also is the director and officer of SAS. The stockholders of SAS are Mr. Bartels and family members (his children and nephew) of Mr. Robert G. Brown, a Director, the Chairman and a major stockholder of SGRP, each of whom are considered affiliates of the Company for related party purposes because of their family relationships with Mr. Brown.

No salary reimbursements for Mr. Bartels or Mr. Brown are currently included in such reimbursable expenses or Cost Plus Fee, as such salary reimbursements have not been included in the approved 2016 SAS budget and have not been authorized by SGRP's Audit Committee (as required under related party transaction rules). However, since SAS is a "Subchapter S" corporation and owned by Mr. Bartels and relatives of Mr. Brown, all income from SAS is allocated to them.

SGRP's Audit Committee has approved the SAS Agreement pursuant to its specific duty and responsibility to review and approve the overall fairness of all material related-party transactions, as more fully provided in Note 5 - Related Party Transactions to the Company's Unaudited Consolidated Financial Statements in the Company's Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May , 2016 (the "2016 Q1 Report"), and Note 10 - Related Party Transactions to the Company's Consolidated Financial Statements in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 14, 2016 (the "2016 Annual Report"), which notes are hereby incorporated by reference into this Current Report.

Please also see those Notes respecting Related Party Transactions in the 2016 Q1 Report and 2016 Annual Report for the services provided by and reimbursable expenses and Cost Plus Fees paid to SAS for the covered periods.

The SAS Agreement is attached hereto and filed herewith as Exhibit 99.1, and is hereby incorporated by reference into this Current Report.

Forward Looking Statements

This Current Report contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company") and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2015 (as filed, the "Annual Report"), as filed with the SEC on March 30, 2016, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders to be held on or about May 19, 2016 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 27, 2016, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report, the Proxy Statement, and such other reports, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Current Report includes (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits:

99.1     Field Administration Agreement between SPAR Administrative Services, Inc. (formerly known as SMSI and SPAR Management Services, Inc.), which is an affiliate of SPAR Group, Inc., and SPAR Marketing Services, Inc. (which is a subsidiary of SPAR Group, Inc.), executed on June 14, 2016, and effective as of December 1, 2014, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: June 14, 2016
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Field Administration Agreement between SPAR Administrative Services, Inc. (formerly known as SMSI and SPAR Management Services, Inc.), which is an affiliate of SPAR Group, Inc., and SPAR Marketing Services, Inc. (which is a subsidiary of SPAR Group, Inc.), executed on June 14, 2016, and effective as of December 1, 2014, as attached hereto.